UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2021

CONDUENT INCORPORATED

(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Suite 200,

Florham Park, New Jersey

07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2). ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Director Resignation

Courtney Mather resigned, effective February 3, 2021, as chair and member of the board of directors (“Board”) of Conduent Incorporated (the “Company”), to devote more time to other commitments. Mr. Mather’s resignation was not the result of any disagreement with the Company over any of its financial reporting, operations, policies or practices, any fraud relating thereto, or any other matter.

(d) Director Appointment

Effective February 3, 2021, the Board of the Company elected Steven Miller, Portfolio Manager of Icahn Capital LP, to the Board. Mr. Miller is a director designated by Carl C. Icahn and certain other parties pursuant to the letter agreement (the “Icahn Agreement”), dated as of January 28, 2016, entered into by Xerox Corporation, our former parent company, with Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Jonathan Christodoro and Carl C. Icahn. On December 31, 2016, the Company entered into a Joinder Agreement to the Icahn Agreement. Mr. Miller was also appointed as chair of the Finance Committee.

Mr. Miller will receive the standard director compensation that the Company provides to its non-employee directors as described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2020. As of the date hereof, there are no transactions between Mr. Miller and the Company that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

Date: February 5, 2021

CONDUENT INCORPORATED

By:	/s/ KEVIN CIAGLO
Kevin Ciaglo
Assistant Secretary